UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 14, 2014

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2014, MTS Systems Corporation (the “Company”) announced that it has appointed Michael B. Jost to the position of Senior Vice President, Test Division. Dr. Jost’s appointment is effective February 24, 2014.

Dr. Jost, 49, joins the Company from Rudolph Technologies, Inc., a provider of process characterization equipment and software for microelectronic manufacturers, where he served as Vice President and General Manager, Inspection Business Unit from April 2012 through February 2014. Prior to Rudolph Technologies, Dr. Jost was with Thermo Fisher Scientific, Inc., a supplier to the science industry, as its Vice President/General Manager, Molecular Spectroscopy from 2007 to 2011 and President, Weighing and Inspection Business Unit from 2004 to 2007. Prior to that time, Dr. Jost held various management and business leadership positions with Invensys, PLC; Honeywell International Inc.; and Emerson Electric Co. Dr. Jost earned a B.S. in Physics from Saint John’s University in Collegeville, MN and a Ph.D. in Materials Science from the University of Minnesota.

In connection with Dr. Jost’s appointment as Senior Vice President, Test Division, the Company entered into a letter agreement with him dated January 22, 2014 (the “Letter Agreement”), that provides for an annual salary of $330,000 and a signing bonus of $60,000. Dr. Jost will also be eligible to participate in the MTS Executive Variable Compensation Plan (“EVC Plan”) with a target amount equal to 50% of his base salary, pro-rated for the fiscal year ending September 27, 2014 (“Fiscal 2014”). In the Letter Agreement, he is promised the grant of equity equal to $255,000, comprised of restricted stock units and stock options, and guaranteed the payment of a bonus under the EVC Plan equal to 50% of the pro-rated target amount for Fiscal 2014. Dr. Jost will also participate in the Executive Severance Plan and the Executive Change in Control Severance Plan.

There are no family relationships between Dr. Jost and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than the Letter Agreement, there are no transactions between Dr. Jost or any member of his immediate family and the Company or any of its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith:

10.1	Letter Agreement, dated January 22, 2014, by and between MTS Systems Corporation and Michael B. Jost

99.1	Press release dated February 14, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)

Date: February 18, 2014	By:	/s/ Susan E. Knight
Susan E. Knight Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title
10.1	Letter Agreement, dated January 22, 2014, by and between MTS Systems Corporation and Michael B. Jost
99.1	Press Release dated February 14, 2014